Exhbit 10.8

Form of Non-Employee Stock Option Agreement



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                           CHESTATEE BANCSHARES, INC.
                       2000 NON-EMPLOYEE STOCK OPTION PLAN
                       NON-EMPLOYEE STOCK OPTION AGREEMENT

     THIS NON-EMPLOYEE STOCK OPTION AGREEMENT (the "Agreement"), made as of the date set forth on Exhibit A, line 1, attached hereto and made a part hereof (the "Grant Date"), by and between CHESTATEE BANCSHARES, INC. (the "Company") and the Director set forth on Exhibit A, line 2, attached hereto and made a part hereof (the "Eligible Optionee Director"). Capitalized terms not expressly defined herein shall have the meaning set forth in the 2000 Non-Employee Stock Option Plan.

                              W I T N E S S E T H:

     WHEREAS, in recognition of services performed and as an incentive in connection with the performance of future services as a member of the Board of Directors of the Company, the Eligible Optionee Director has been granted options to purchase shares of Company common stock, no par value per share (the "Stock"); and

     WHEREAS, the Company and Eligible Optionee Director wish to confirm the terms and conditions of those options.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound agree as follows:

     1.  OPTIONS GRANTED.

          1.1 Subject to the terms, restrictions, limitations and conditions stated herein, the Eligible Optionee Director is granted an Option to purchase all or any part of that number of Shares set forth on Exhibit A, line 3, attached hereto and made a part hereof.

          1.2 This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference.

     2. EXERCISE PRICE. The Exercise Price per share of the Option shall be the Average Market Price of a share of Stock on the Grant Date. Inasmuch as the Company's Stock is not regularly traded in the over-the-counter market and is not listed on The Nasdaq Stock Market or on a national securities exchange as of the Grant Date, the "Average Market Price" has been determined in good faith by the Committee as set forth in Exhibit A, line 4, attached hereto and made a part hereof.

     3. MANNER OF EXERCISE OF OPTION. Subject to the provisions of this
Agreement:

          3.1. The Option shall vest and become exercisable in its entirety (100%) as of the Grant Date and continuing over the Option Period as defined in Section 4 hereinafter.

          3.2. Subject to Section 7 hereof, the Option may be exercised with respect to all or any portion of the vested Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of

               3.2.1. a written notice of exercise in substantially the form attached hereto as Exhibit B, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Eligible Optionee Director desires to exercise of all or any portion of the Option;
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               3.2.2. payment to the Company of the Exercise Price, defined in
          Section 2 hereinabove, multiplied by the number of Shares of the Option being exercised (the "Purchase Price") in the manner provided in Subsection 3.2.3 hereof; and

               3.2.3. payment of all applicable withholding tax obligations (whether federal, state or local) imposed by reason of the exercise of the Option.

     Upon acceptance of such notice, receipt of payment in full of the Purchase Price, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the Shares purchased.

          3.3. The entire Purchase Price of Shares issued under the Plan and any withholding taxes required shall be payable in cash or cash equivalents at the time when such Shares are purchased, except that, in its sole and absolute discretion, the Committee may but is not obligated to permit the payment of the Purchase Price as follows:

               3.3.1. Surrender of Stock. Payment may be made all or in part with Shares already owned by the Optionee or the Optionee's representative. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Average Market Price on the date when the Option is exercised. This Subsection 3.3.1 shall not apply to the extent that acceptance of Shares in payment of the Exercise Price would cause the Company to recognize compensation expense with respect to the Option for financial reporting purposes.

               3.3.2. Promissory Note. Eligible Optionee Directors may pay all or a portion of the Exercise Price of Shares issued under the Plan with a full-recourse promissory note (subject to restrictions of the Bank Holding Company Acts). The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

               3.3.3. Exercise/Sale. At such time as the Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     4. TERM AND TERMINATION OF OPTION. Except as otherwise provided herein, the "Option Period" shall begin on the Grant Date and shall expire on the date of the first to occur of the following events:

          4.1 ten years from the Grant Date;
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          4.2 the first anniversary of the date that the Eligible Optionee
     Director ceases to serve as a member of the Board of Directors for any reason other than the death or Disability of the Eligible Optionee Director; or

          4.3 immediately in the event the Eligible Optionee Director is removed for Cause.

Upon the expiration of the Option Period, this Option, and all unexercised rights granted to Eligible Optionee Director hereunder, shall terminate and thereafter be null and void.

     5.   RIGHTS AS SHAREHOLDER.

          5.1 Until the certificates reflecting the Shares accruing to the Eligible Optionee Director upon exercise of the Option are issued to the Eligible Optionee Director, the Eligible Optionee Director shall have no rights as a shareholder with respect to such Shares.

          5.2 The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Shares purchased pursuant to the Option for which the record date is prior to the issuance of that stock certificate, except as this Agreement otherwise provides.

    6.    RESTRICTION ON TRANSFER OF OPTION.

          6.1 The Option is not transferable by the Eligible Optionee Director other than as provided by (1) the will of the Eligible Optionee Director, or (2) the applicable laws of descent and distribution.

          6.2 The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution, and, shall be exercisable during the lifetime of the Eligible Optionee Director only by the Eligible Optionee Director. If an Eligible Optionee Director dies or becomes Disabled during the term of the Option, the Option may be exercised by the Eligible Optionee Director or (to the extent the Eligible Optionee Director would have been entitled to do so) by a legatee or legatees of the Eligible Optionee Director under his last will, or by his guardian.

     7.   CHANGE IN CAPITALIZATION.

          7.1 The Committee shall adjust the total number of shares of Stock of any outstanding Options, both as to the number of shares of Stock and the Exercise Price, for any increase or decrease in the number of outstanding shares of Stock resulting from a stock split or a payment of a stock dividend on the Stock, a subdivision or combination of the Stock, a reclassification of the Stock, a merger or consolidation of the Stock or any other like changes in the Stock or in their value; provided that any such adjustment shall be made in a manner consistent with the reason for the adjustment and shall be effected uniformly among optionees. Outstanding Options shall not be adjusted for cash dividends or the issuance of rights to subscribe for additional stock or securities of the Company.

          7.2 The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion and shall be conclusive. Any adjustment may provide for the elimination of any fractional share of Stock which might otherwise become subject to an Option.

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     8.  SPECIAL LIMITATION ON EXERCISE.

          8.1 Shares shall not be issued under the this Agreement unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded. Further, Shares shall not be issued under this Agreement unless the issuance and delivery of such Shares comply with all applicable restrictions imposed under the Bank Holding Company Acts, as amended, and the rules and regulations promulgated thereunder. No Options under this Agreement shall be granted to an Eligible Optionee Director who is otherwise precluded from receiving a grant of the Company's equity securities. In the event the remaining number of shares of Stock reserved for issuance under the Plan are insufficient to grant Options for the appropriate number of shares of Stock to all Eligible Optionee Directors as of any grant date, then no Options shall be granted as of that grant date.

          8.2 Notwithstanding anything contained herein to the contrary, no purported exercise of the Option shall be effective without the written approval of the Company, which may be withheld to the extent that its exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Company, violate the provisions of
     Section 8.1 hereinabove.

          8.3 The Company shall avail itself of any exemptions from registration contained in applicable federal and state securities laws which are reasonably available to the Company on terms which, in its sole and absolute discretion, it deems reasonable and not unduly burdensome or costly. If the Option cannot be exercised at the time it would otherwise expire due to the restrictions contained in this Section, the exercise period shall be extended for successive one (1) year periods until it can be exercised in accordance with this Section.

          8.4 The Eligible Optionee Director shall deliver to the Company, prior to the exercise of the Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Stock to be acquired pursuant to the exercise of the Option is being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws.

     9. LEGEND ON STOCK CERTIFICATES. Certificates evidencing the stock to be distributed pursuant to the Agreement shall, to the extent appropriate at the time, have noted conspicuously on the certificates a legend to the following effect, which is intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth in the Plan and this Agreement:

          9.1 That the securities evidenced by the certificate were issued without registration under the Securities Act, or under the applicable laws of any state or states (collectively referred to as the "State Acts"), in reliance upon certain exemptive provisions of the Securities Act or any applicable State Acts, and that the securities cannot be sold or transferred unless, in the opinion of counsel reasonably acceptable to the Company, the sale or transfer would be: (i) pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption form registration; and (ii) a transaction which is exempt under any applicable State Acts or pursuant to an effective registration statement under or in a transaction which is otherwise in compliance with the State Acts, in a legend stating substantially as follows:

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          THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
          SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACTS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

          9.2 That the securities evidenced by the certificate were issued in accordance with the provisions of the Plan and this Agreement and are subject to the provisions thereof and may not be sold or transferred except in compliance with said provisions, in a legend stating substantially as follows:

          THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN PLAN AND AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH PLAN AND AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

     10. GOVERNING LAWS. This Agreement shall be construed, administered and enforced according to the laws of the State of Georgia; provided, however, the Option may not be exercised except, in the reasonable judgment of the Committee, in compliance with exemptions under applicable state securities laws of the state in which the Eligible Optionee Director resides, if applicable, and any other applicable securities laws.

     11. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and the heirs, legal representatives, successors and permitted assigns of the Eligible Optionee Director.

     12. NOTICE. Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

     13. SEVERABILITY. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

     14. ENTIRE AGREEMENT. This Agreement expresses the entire understanding and agreement of the parties regarding the Option. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

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     15. VIOLATION. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof, other than as expressly permitted by this Agreement, shall be a violation of the terms hereof and shall be void and without effect.

     16. HEADINGS. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

     17. SPECIFIC PERFORMANCE. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

     IN WITNESS WHEREOF, the parties have executed and sealed this Agreement as of the day and year first set forth in Exhibit A attached hereto and made a part hereof.

CHESTATEE BANCSHARES, INC.


By:
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Title:
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                                                            [CORPORATE SEAL]
Attest:
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Title:
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ELIGIBLE OPTIONEE DIRECTOR



Name:
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Address:
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